UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 27, 2017

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06479	13-2637623
(State of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

Two Harbor Place

302 Knights Run Avenue, Suite 1200

Tampa, Florida 33602

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 2 –Financial Information

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2017, Overseas Shipholding Group, Inc. (“OSG”) announced the resignation of Christopher Wolf as OSG’s Senior Vice President and Chief Financial Officer, effective June 27, 2017. OSG expects to name an interim Chief Financial Officer while it conducts a search to fill the CFO position on a permanent basis.

Section 7 – Optional 8-K Filings

Item 7.01	Regulation FD

On June 28, 2017, OSG issued a press release regarding the resignation of Christopher Wolf as OSG’s Senior Vice President and Chief Financial Officer, effective June 27, 2017. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into Item 7.01 by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

OSG is furnishing this Current Report pursuant to Item 7.01, “Regulation FD Disclosure.” The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date:	June 28, 2017	By:	/s/ Samuel Norton
Samuel Norton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 28, 2017.